                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes Robert E. Lowder, W. Flake Oakley, IV and Sarah H. Moore, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on his or her behalf The Colonial BancGroup, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

         Hereby executed by the following persons in the capacities indicated on January 17, 2001, in Montgomery, Alabama.


     /s/ Robert E. Lowder                       Chairman of the Board, President
    ----------------------------                and Chief Executive Officer
    Robert E. Lowder


    /s/ Lewis E. Beville                        Director
    ----------------------------
    Lewis E. Beville


    /s/ William Britton                         Director
    ----------------------------
    William Britton


    /s/ Jerry J. Chesser                        Director
    ----------------------------
    Jerry J. Chesser

    /s/ Augustus K. Clements, III               Director
    ----------------------------
    Augustus K. Clements, III


    /s/ Robert S. Craft                          Director
    ----------------------------
    Robert S. Craft


                                                 Director
    ----------------------------
    Patrick F. Dye


                                                 Director
    ----------------------------
    Clinton O. Holdbrooks


    /s/ Harold D. King                          Director
    ----------------------------
    Harold D. King

    /s/ John Ed Mathison                         Director
    ----------------------------
    John Ed Mathison


    /s/ Milton E. McGregor                       Director
    ----------------------------
    Milton E. McGregor


                                                 Director
    ----------------------------
    John C. H. Miller, Jr.


    /s/ Joe D. Mussafer                          Director
    ----------------------------
    Joe D. Mussafer


    /s/ William E. Powell, III                   Director
    ----------------------------
    William E. Powell, III


    /s/ James W. Rane                            Director
    ----------------------------
    James W. Rane


    /s/ Frances E. Roper                         Director
    ----------------------------
    Frances E. Roper


    /s/ Simuel Sippial                           Director
    ----------------------------
    Simuel Sippial


    /s/ Edward V. Welch                          Director
    ----------------------------
    Edward V. Welch